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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                                DATED MAY 1, 2002


SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

For Policies issued on or after April 3, 2002, if the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

                  THE DATE OF THIS SUPPLEMENT IS APRIL 3, 2002

NYVUL.Supp.Aprl132002
NYSVUL.Supp.Aprl132002